     PAGE 3
                                             FMC Corporation
SIGNATURE                                    Quarterly Report
                                             on Form 10-Q for
                                             September 30, 1995


Exhibit 15     Letter re: Unaudited Interim Financial Information
               --------------------------------------------------



FMC Corporation
Chicago, Illinois


Gentlemen:

Re: Registration Statements No. 33-10661 and No. 33-7749 on Form S-8 and Registration Statements No. 33-45648 and 33-62415 on Form S-3.

With respect to the subject registration statements, we acknowledge our awareness of the incorporation by reference of our report dated October 17, 1995 related to our review of interim financial information.


Pursuant to Rule 436(c) under the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.



Very truly yours,



KPMG Peat Marwick LLP

Chicago, Illinois
November 9, 1995

                                             FMC Corporation
SIGNATURE                                    Quarterly Report
                                             on Form 10-Q for
                                             September 30, 1995


Exhibit 15     Letter re: Unaudited Interim Financial Information
               --------------------------------------------------



November 3, 1995

Securities and Exchange Commission
Washington, D.C.   20549



We are aware of the incorporation by reference in the Registration Statements (Form S-3 No. 33-45648, Form S-3 No. 33-62415, Form S-8 No. 33-10661 and Form S-
8 No. 33-7749) of FMC Corporation for the registration of its securities of our report dated October 13, 1995 relating to the unaudited interim financial statements of United Defense LP which is included in the Form 10-Q of FMC Corporation for the quarter ended September 30, 1995.

Pursuant to Rule 436(c) of the Securities Act of 1933 our report is not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.


Ernst & Young LLP